EXHIBIT B

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Elke Kallenbach
Director: Elke Kallenbach

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Muriel Lacoue-Labarthe
Director: Muriel Lacoue-Labarthe

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Francesca Utili
Director: Francesca Utili

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Enrique Ruiz de Villa Saiz
Director: Enrique Ruiz De Villa Saiz

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Filipe Cartaxo
Director: Filipe Cartaxo

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Hans D’Hondt
Director: Hans D’Hondt

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Arsène Jacoby
Director: Arsène Jacoby

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Robin Uyterlinde
Director: Robin Uyterlinde

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Davor Zoričić
Director: Davor Zoričić

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Levente Sipos-Tompa
Director: Levente Sipos-Tompa

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Tomasz Pawel Skurzewski
Director: Tomasz Pawel Skurzewski

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Julie Sonne
Director: Julie Sonne

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Desmond Carville
Director: Desmond Carville

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Michael Arghyrou
Director: Michael Arghyrou

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Mihai-Calin Precup
Director: Mihai-Calin Precup

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Armands Eberhards
Director: Armands Eberhards

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Darius Trakelis
Director: Darius Trakelis

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Kristina Sarjo
Director: Kristina Sarjo

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Anna Björnermark
Director: Anna Björnermark

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Metodi Metodiev
Director: Metodi Metodiev

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Petr Pavelek
Director: Petr Pavelek

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Kyriacos Kakouris
Director: Kyriacos Kakouris

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Martin Spiteri
Director: Martin Spiteri

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Aleš Škoberne
Director: Aleš Škoberne

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Martin Polónyi
Director: Martin Polónyi

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)      the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)  Mr Bertrand de Mazières, Mr Marco Zimmermann, Ms Georgia Koutsiana, Mr Nicola Santini, Mr Sandeep Dhawan, Ms Sophie Landry and Mr Victor Morillo as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii), for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 26th day of September, 2023.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer
/s/ Elena Flores Gual
Director: Elena Flores Gual